UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant ☒ Filed by a Party other than the Registrant Check the appropriate box: Preliminary Proxy Statement Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) Definitive Proxy Statement ☒ Definitive Additional Materials Soliciting Material under § 240.14a-12 GUIDEWIRE SOFTWARE, INC. (Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of the Filing Fee (Check all boxes that apply): ☒ No fee required Fee paid previously with preliminary materials Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V23244-P98758 GUIDEWIRE SOFTWARE, INC. 970 PARK PL, SUITE 200 SAN MATEO, CA 94403 USA GUIDEWIRE SOFTWARE, INC. 2023 Annual Meeting of Stockholders Vote by December 18, 2023 11:59 PM ET You invested in GUIDEWIRE SOFTWARE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2023 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the annual meeting of stockholders to be held on December 19, 2023. Vote Virtually at the Meeting* December 19, 2023 1:30 p.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/GWRE2023 Get informed before you vote View the Notice, Proxy Statement, and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the materials by requesting prior to December 5, 2023. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Voting Items Board Recommends V23245-P98758 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholders meeting. Please follow the instructions on the reverse side to vote on these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 1. To elect eight directors to serve for one-year terms expiring at the 2024 annual meeting of stockholders. Nominees: 1c. Mike Rosenbaum 1a. Marcus S. Ryu 1d. David S. Bauer 1b. Paul Lavin 1e. Margaret Dillon 1f. Michael C. Keller 1g. Catherine P. Lego 1h. Rajani Ramanathan For For For For For For For For For For For 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2024. 3. To approve, on a non-binding, advisory basis, the compensation of our named executive officers. 4. To approve the amendment and restatement of our Amended and Restated 2020 Stock Plan.